                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-35530


                       SUPPLEMENT TO THE PROSPECTUS OF
                       DEAN WITTER EUROPEAN GROWTH FUND

                           DATED DECEMBER 26, 1996

   The seventh paragraph of the section entitled "The Fund and its Management" in the above Prospectus is revised to reflect that, effective May 1, 1997, the Directors of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $2 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.0% of the portion of the Fund's daily net assets not exceeding $500 million; 0.95% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; and 0.90% of daily net assets exceeding $2 billion.


May 2, 1997